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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 1997


                           UGLY DUCKLING CORPORATION
            (Exact name of registrant as specified in its charter)

        Delaware                     20841                   86-0721358
     (State or other               (Commission               (IRS Employer
    jurisdiction of incorporation)       File Number)         Identification
                                    Number)

            2525 East Camelback Road, Suite 1150, Phoenix, AZ 85016
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (602) 852-6600

                                     NONE
         (Former name or former address, if changed since last report)
























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Item  5.    Other Events.  Attached  hereto  as Exhibit 99 is a copy  of  Ugly
Duckling Corporation's press release dated July 17, 1997 titled "Ugly Duckling Corporation to Purchase Secured Bank Debt of First Merchants Acceptance Corporation."

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits
     a)          Financial  Statements  of  Businesses  Acquired
     Not  applicable

     b)          Pro  Forma  Financial  Information
          Not  applicable

     c)          Exhibits

Exhibit  Number          Description
---------------          -----------
     99     Ugly Duckling Corporation press release dated July 17, 1997 titled
"Ugly Duckling Corporation to Purchase Secured Bank Debt of First Merchants Acceptance Corporation."


                         SIGNATURES

Purusant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    UGLY  DUCKLING  CORPORATION
                         (Registrant)

Date: July 17, 1997      /s/  Steven  Johnson
                         --------------------
                         Steven  Johnson
                         Vice  President  and
                         General  Counsel
























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                                 EXHIBIT INDEX
                                 -------------

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EXHIBIT NUMBER  DESCRIPTION
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

            99  Press Release Dated July 17, 1997
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